SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:
      |_| Preliminary Proxy Statement
      |_| Confidential, for Use of the Commission Only (as  permitted  by  Rule
          14a-6(e)(2))
      |X| Definitive Proxy Statement
      |_| Definitive Additional Materials
      |_| Soliciting Material Pursuant to ss.240.14a-12

                       Citizens Bancorp of Virginia, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |X| No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      (5) Total fee paid:
         -----------------------------------------------------------------------

         |_| Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

      --------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

      (3)  Filing Party:

      --------------------------------------------------------------------------

      (4) Date Filed:

      --------------------------------------------------------------------------

                       CITIZENS BANCORP OF VIRGINIA, INC.
                              126 South Main Street
                           Blackstone, Virginia 23824



Dear Shareholder:

         You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Citizens Bancorp of Virginia, Inc. (the "Company") to be held on May 19, 2004 at 1:00 p.m. at the Company's main office, 126 South Main Street, Blackstone, Virginia.

         At the Annual Meeting, you will be asked to elect ten directors for terms of one year each. In addition, you will be asked to amend the Company's articles of incorporation to delete the preemptive rights of shareholders to purchase shares of the Company's common stock, to increase the authorized shares of common stock and authorize shares of preferred stock. You also will be asked to ratify the Board of Directors' selection of Yount, Hyde & Barbour, P.C. as the Company's independent public accountants for 2004. Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

         We hope you will participate in the Annual Meeting, either in person or by proxy.

                                                     Sincerely,

                                                     /s/ Mark C. Riley

                                                     Mark C. Riley
                                                     President and
                                                     Chief Executive Officer



Blackstone, Virginia
April 13, 2004

                       CITIZENS BANCORP OF VIRGINIA, INC.
                              126 South Main Street
                           Blackstone, Virginia 23824

                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               -------------------

         The Annual Meeting of Shareholders (the "Annual Meeting") of Citizens Bancorp of Virginia, Inc. (the "Company") will be held on May 19, 2004 at 1:00 p.m. at the Company's main office, 126 South Main Street, Blackstone, Virginia, for the following purposes:

         1. To elect ten directors to serve for terms of one year each expiring at the 2005 annual meeting of shareholders;

         2. To amend Article V of the Company's articles of incorporation to delete shareholders' preemptive rights to purchase shares of the Company's common stock.

         3. To amend Article II of the Company's articles of incorporation to increase the authorized shares of common stock from 2,500,000 to 10,000,000 and to authorize 1,000,000 shares of preferred stock.

         4. To ratify the Board of Directors' selection of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the books and accounts of the Company for fiscal year 2004; and

         5. To act upon such other matters as may properly come before the Annual Meeting.

         Only holders of shares of Common Stock of record at the close of business on April 1, 2004, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.


                                             By Order of the Board of Directors

                                             /s/ Mark C. Riley

                                             Mark C. Riley
                                             President and
                                             Chief Executive Officer


April 13, 2004

                       CITIZENS BANCORP OF VIRGINIA, INC.
                              126 South Main Street
                           Blackstone, Virginia 23824


                                 PROXY STATEMENT


         This Proxy Statement is furnished to holders of the common stock, par value $0.50 per share ("Common Stock"), of Citizens Bancorp of Virginia, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 19, 2004 at 1:00 p.m. at the Company's main office, 126 South Main Street, Blackstone, Virginia, and any duly reconvened meeting after adjournment thereof.

         Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 13, 2004 to all shareholders entitled to vote at the Annual Meeting.

         The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain directors, officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

         On April 1, 2004, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 2,448,000 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will not be counted as voting in favor of or against the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter.

         The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Ten directors will be elected at the Annual Meeting. The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the ten nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

         Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

         The following biographical information discloses each nominee's age and business experience in the past five years and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of Citizens Bank & Trust Co. (the "Bank"), the predecessor to and now wholly-owned subsidiary of the Company.

Nominees for Election for Terms Expiring in 2005

Irving J. Arnold, 72, has been a director since 1977.
         Mr. Arnold serves as the Commissioner of Revenue of Nottoway County, Virginia and is a farmer and owner of West Creek Farms.

William D. Coleburn, 35, is nominated for the first time.
         Mr. Coleburn is Editor of the Courier-Record in Blackstone, Virginia and is a past President of the Blackstone Chamber of Commerce.

Joseph M. H. Irby, 69, is Chairman of the Company  and has been a director since
         1968.
         Mr. Irby is President of Irby Insurance Agency Inc. and a director and secretary of Mary Helen Coal Corp.

Roy C. Jenkins, Jr., 60, has been a director since 1982.
         Mr. Jenkins is President of Roy C. Jenkins, Inc., an oil distributor.

Joseph F. Morrissette, 62, has been a director since 2002.
         Mr. Morrissette is the Mayor of the Town of Burkeville, Virginia and a retired Vice President of the Federal Reserve Bank of Richmond, Virginia.

E. Walter Newman, Jr., 40, is nominated for the first time.
         Mr.  Newman is Vice  President  and  General  Manager  of Newman   Tire
         Company in Farmville, Virginia and is a Magistrate for Virginia's 10th Judicial District.

Mark C. Riley, 52, has been a director since 2002.
         Mr. Riley has been President and Chief Executive Officer of the Company since October 15, 2002. Previously, Mr. Riley was the Senior Managing Officer of Virginia National Bank in Winchester, Virginia from August 2001 to September 2002. Mr. Riley was President and Chief Executive Officer of F&M Bank-Peoples in Warrenton, Virginia from 1992 to 2001.

Jo Anne Scott Webb, 51, has been a director since 1990.
         Mrs. Webb is President of Scott Pallets Inc., a wood pallet company, and Scott Transport, Inc., a transportation company.

Samuel H. West, 60, has been a director since 1994.
         Mr. West is a retired certified public accountant.

Jerome A. Wilson, III, 47, has been a director since 1988.
         Mr. Wilson, investor, served as Executive Vice President of the Bank from 1994 until 2003. Mr. Wilson serves as a member of Nottoway County Industrial Development Authority.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Executive Officers Who Are Not Directors

         Joseph D. Borgerding, 46, currently serves as Vice President/Senior Loan Officer. Prior to joining the bank in 2003, Mr. Borgerding was employed by BB&T and its predecessors (Central Fidelity, Wachovia and F&M Bank) in Nottoway County from 1986 - 2003. Mr. Borgerding held a series of offices, including Branch Manager, Loan Officer and City Executive.

         Bruce T. Brockwell, 38, currently serves as Richmond Executive Officer. Prior to joining the bank in 2004, Mr. Brockwell had been a Commercial Banking Manager SVP with South Trust Bank from 2002 to 2004. From 1998 - 2002, Mr. Brockwell had served as City Executive, Business Banking Manager and Business Banker with BB&T. Prior to 1998, Mr. Brockwell had been a Branch Manager with NationsBank from 1977 - 1998.

         C. B. Cordle, Jr., 55, currently serves as Secretary of the Company and as Vice President/Cashier of the Bank. From May 1986 to May 1996, he served as Assistant Vice President and Cashier of the Company.

         Eric Roberts, 33, currently serves as Vice President/Credit Administration of the Bank. From July 2000 to January 2003, he served as Commercial Banker of First Citizens Bank, South Hill, Virginia. From September 1996 to July 2000, he served as Business Banker of Wachovia Bank, South Boston, Virginia and Branch Manager of Wachovia Bank, Durham, North Carolina.

         Lynn  K.  Shekleton,  48,  currently  serves  as  Vice  President/Human
Resources of the Company. From May 2001 to October 2002, she served as Vice President of the Company, and from May 1994 to April 2001, Mrs. Shekleton served as Assistant Vice President of the Company.

         Douglas R. Taylor, 46, currently serves as Vice President/Chief Administrative Officer and Compliance Officer of the Bank. From July 2000 to February 2002, he served as Compliance Officer of Commerce Bank in Richmond, Virginia. From August 1998 to November 1999, he served as Executive Vice President/Chief Operating Officer of First Federal Savings Bank of Virginia in Petersburg, Virginia. Prior to August 1998, he served as Senior Examiner for the Office of Thrift Supervision, Atlanta, Georgia for 14 years.

         David E. Whitus, 43, currently serves as Vice President/Farmville Executive Officer of the Bank. From May 1994 to October 2002, Mr. Whitus served as Vice President of the Company.

Security Ownership of Management

         The following table sets forth, as of March 29, 2004, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, each nominee, by each of the executive officers named in the "Summary Compensation Table" below (the "named executive officers") and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name                                   Number of Shares     Percent of Class (%)

Raymond L. Adams                             2,100                  *
Irving J. Arnold(1)                          5,233                  *
William D. Coleburn                            358                  *
Joseph M. H. Irby (2)                       30,025                 1.23%
Roy C. Jenkins, Jr.                         37,700                 1.54%
Joseph F. Morrissette(3)                     7,500                  *
E. Walter Newman, Jr.                          500                  *
Mark C. Riley                                  500                  *
JoAnne Scott Webb (4)                       89,880                 3.67%
Samuel H. West (5)                          70,075                 2.86%
Jerome A. Wilson, III(6)                    72,400                 2.96%

Directors and executive officers
   as a group (19 persons)                 320,071                13.07%

----------------

* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1) Amount disclosed includes 3,890 shares of Common Stock held individually, 1,343 shares of Common Stock held by his spouse.
(2) Amount disclosed includes 28,275 shares of Common Stock held individually and 1,750 shares of Common Stock held by his spouse.
(3) Amount disclosed includes 5,500 shares of Common Stock held by Mr. Morrissette's mother for whom Mr. Morrissette holds a power-of-attorney to vote such shares of Common Stock.
(4) Amount disclosed includes 5,200 shares of Common Stock held individually, 2,500 shares of Common Stock held jointly with her spouse, 25,805 shares of Common Stock held by Mrs. Webb's mother for whom Mrs. Webb holds a power-of-attorney to vote such shares of Common Stock, and 56,375 shares of Common Stock held by Mrs. Webb's father for whom Mrs. Webb holds a power-of-attorney to vote such shares of Common Stock.

(5) Amount disclosed includes 6,375 shares of Common Stock held individually and 63,700 shares of Common Stock held by his spouse.
(6) Amount disclosed includes 71,400 shares of Common Stock held individually and 1,000 shares of Common Stock held as custodian for relatives.

Security Ownership of Certain Beneficial Owners

         As of March 26, 2004, there are no persons known to the Company that beneficially own five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Common Stock. Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2003, all filing requirements applicable to its officers and directors were complied with.


                            CORPORATE GOVERNANCE AND
                             THE BOARD OF DIRECTORS

General

         The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company's Articles of Incorporation and Bylaws. Members of the Board are kept informed of the Company's business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

         The Board of Directors has determined that the following 7 individuals of its 9 current members are independent as defined by the listing standards of the Nasdaq Stock Market ("Nasdaq"): Mrs. Webb and Messrs. Adams, Arnold, Irby, Jenkins, Morrissette, and West. In reaching this conclusion, the Board of Directors considered that the Company and its subsidiary bank conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Code of Ethics

         The Company has a Code of Ethics for directors, officers and all employees of the Company and its subsidiary, and a Code of Ethics applicable to the Company's chief executive officer, chief financial officer and other principal financial officers. The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest. A copy of the Code will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is 126 South Main Street, Blackstone, Virginia 23824.

Board and Committee Meeting Attendance

         There were 13 meetings of the Board of Directors in 2003. Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2003.

Director Nomination Process

         The Nominating Committee consists of Mrs. Webb and Messrs. Adams, Jenkins, Riley and West. The Nominating Committee met three times in 2003. With the exception of Mr. Riley, the Board in its business judgment has determined that all members are independent as defined by Nasdaq's listing standards. The Nominating Committee nominates the individuals proposed for election as directors in accordance with the Company's Articles of Incorporation and Bylaws. The Company does not have a separate charter related to the nomination process. Messrs. Coleburn and Newman were recommended for nomination by incumbent directors of the Company. Mr. Coleburn was recommended by director West and Mr. Newman was recommended by director Jenkins.

         Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Company if the Company receives timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Company. To be timely for the 2005 annual meeting, the notice must be received within the time frame set forth in "Proposals for 2005 Annual Meeting of Shareholders" on page 15 of this Proxy Statement. To be in proper form, the notice must include each nominee's written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in Article III, Section 15 of the Company's Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

         The Nominating Committee considers, at a minimum, the following factors in recommending to the Board of Directors potential new directors, or the continued service of existing directors:

          * The ability of the prospective nominee to represent the interests of the shareholders of the Company;
          * The prospective nominee's standards of integrity, commitment and independence of thought and judgment;
          * The prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other public company boards;

          * The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and
          * The prospective nominee's involvement within the communities the Company serves.

Compensation Committee

         The Compensation  Committee  consists of Mrs.  Webb and Messrs.  Adams,
Jenkins, Riley and West. It reviews and recommends to the Board levels and methods of officer and employee compensation. The Compensation Committee met twice in 2003.

Director Compensation

         As compensation for his or her service to the Company, each outside member of the Board of Directors receives an annual retainer of $2,400 and a fee of $500 for each meeting of the Board of Directors attended and $200 for each committee meeting attended. Board members who are also officers do not receive fees for serving on the Board or its committees.

Annual Meeting Attendance

         The Company encourages members of the Board of Directors to attend the annual meeting of shareholders. All of the directors attended the 2003 annual meeting.

Communications with Directors

         Any director may be contacted by writing to him c/o Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company. The Company promptly forwards all such correspondence to the indicated directors.

                                AUDIT INFORMATION

         The Audit Committee operates under a written charter that the Board of Directors has adopted. The Audit Committee met five times in 2003. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is set forth in Appendix A to this Proxy Statement. The Board of Directors has determined that Mr. West qualifies as an audit committee financial expert as defined by SEC regulations.

Fees of Independent Public Accountants

Audit Fees

         The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2003 and 2002, and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $59,074 for 2003 and $47,554 for 2002.

Audit Related Fees

         The  aggregate  fees  billed  by  Yount,  Hyde  &  Barbour,   P.C.  for
professional services for assurance and related services that are reasonably related to the performance of the audit or review of the

Company's financial statements and not reported under the heading "Audit Fees" above for the fiscal years ended December 31, 2003 and December 31, 2002 were $11,784 and $14,930, respectively. During 2003 and 2002, these services included information technology audit; agreed upon procedures engagement for public deposit balances; and consultation regarding financial accounting and reporting standards.

Tax Fees

         The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2003 and December 31, 2002 were $10,364 and $4,000, respectively. During 2003 and 2002, these services included preparation of federal and state income tax returns and consultation regarding tax compliance issues.

All Other Fees

         There were no fees billed by Yount, Hyde & Barbour, P.C. for any other services rendered to the Company for the fiscal year ended December 31, 2003 and $34,335 was billed in 2002, which consisted of an agreed upon procedures engagement related to the internal audit function.

Audit Committee Report

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and Statement on Auditing Standards No. 99. In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of other non-audit services to the Company is compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the SEC. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                 Audit Committee
                            Samuel H. West, Chairman
                                Irving J. Arnold
                               Roy C. Jenkins, Jr.
                              Joseph F. Morrissette
                                 Jo Anne S. Webb
Blackstone, Virginia
April 1, 2004

Pre-Approved Services

         All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Charter provides for pre-approval of audit, audit-related and tax services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.


                             EXECUTIVE COMPENSATION

         The following table shows, for the fiscal years ended December 31, 2003, 2002 and 2001, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which he served:

                           Summary Compensation Table

                                                                                                       Long Term
                                                               Annual Compensation                    Compensation
                                                               -------------------                    ------------
             Name and                                                              Other Annual        All Other
        Principal Position             Year      Salary ($)       Bonus ($)      Compensation ($)   Compensation(2)
        ------------------             ----      ----------       ---------      ----------------   ------------

Mark C. Riley(1)                       2003        178,150          7,500               *                  --
President and Chief Executive          2002         39,755           --                 *                1,050
Officer

----------------
* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(1)  Mr. Riley's employment with the Company began on October 15, 2002 .
(2)  The amount reflects payment of Board compensation.


Stock Options

         The Company does not have a stock option plan, and no stock options were granted to, or exercised by, the named executive officers during the fiscal year ended December 31, 2003. There are no stock options currently outstanding.

Employment Agreements

         The Company and Mark C. Riley are parties to an employment agreement entered into as of March 1, 2004. Mr. Riley's employment agreement provides for him to serve as President and Chief Executive Officer of the Company and President of the Bank. The contract provides for a base salary of $185,000. His employment agreement is for a rolling two-year term.

         Mr. Riley's employment agreement may be terminated by the Company with or without cause. If Mr. Riley resigns for "good reason" or is terminated without "cause" (as those terms are defined in the employment agreement), however, he is entitled to salary and certain benefits for the remainder of his contract.

         Mr. Riley's employment agreement also contains a covenant not to compete that is in effect while he is an officer and employee of the Company and for a 12-month period after the termination of his employment.


Transactions with Management

         Some of the directors and officers of the Company are at present, as in the past, customers of the Company, and the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The balance of loans to directors, executive officers and their associates totaled $997,138 at December 31, 2003, or 3.11% of the Company's equity capital at that date.

         There were no transactions during 2003 between the Company's directors or officers and the Company's retirement or profit sharing plans, nor are there any proposed transactions. Additionally, there are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

                                  PROPOSAL TWO

                     AMENDMENT OF ARTICLES OF INCORPORATION
                           TO DELETE PREEMPTIVE RIGHTS

         Under Virginia law, shareholders of a corporation have preemptive rights unless the articles of incorporation provide otherwise. Our articles of incorporation specifically provide for preemptive rights. If a corporation's shareholders have preemptive rights, it means that before the corporation may issue additional shares, each shareholder must be given the opportunity to acquire a proportional amount of the additional shares to be issued. The proposal is to amend Article V of the Articles of Incorporation to read as follows:
                                    ARTICLE V
                                PREEMPTIVE RIGHTS

         No holder of shares of the stock of any class of the Corporation shall have any preemptive or preferential right to subscribe to or purchase (i) any shares of any class of the stock of the Corporation, whether now or hereafter authorized; or (ii) any securities or obligations of the Corporation convertible into stock of the Corporation, issued or sold; or (iii) any options, warrants or rights to purchase such shares or securities convertible into any such shares.

Explanation Of Amendment

         Because the Company's articles of incorporation provide for preemptive rights, if the Company wishes to issue additional shares of its stock, it must first offer to sell the stock proportionately to the current shareholders on the same terms. The amendment would allow the Company's Board of Directors to issue shares of stock without first offering the shares to shareholders.

Reasons For Amendment

         Preemptive rights originated at a time when companies were small, had relatively few shareholders and there was little opportunity to purchase shares except when a new issue of stock was offered. Today, our stock can be purchased on the open market. Also, in the distant past it was common for the Company's shareholders to know many or all of its other shareholders. Today, however, a number of generations have passed and the Company's shareholder base is larger, with shareholders living both within and outside the community, including many states other than Virginia. It is uncommon for publicly-held companies to have preemptive rights.

         The Board of Directors does not believe that preemptive rights serve the best interests of the shareholders. For example, from time to time it may be advisable for the Company to offer or sell unissued shares of stock to investors to obtain capital to finance expansion of the Company's operations. Preemptive rights would delay any sale of stock to the public and, because you could not determine how many shareholders would exercise preemptive rights, render the size of a public offering uncertain. These delays and uncertainties might discourage an underwriter from assisting the Company. The Company, however, would not be prevented from offering shares to its existing shareholders first if the Board concluded it was in the Company's best interests to do so.

         If the Company wanted to use its stock to acquire another bank, preemptive rights could make the acquisition impractical or even impossible. This could adversely affect our ability to grow and the value of our stock. It is worthwhile to note that under Virginia law, a corporation with preemptive rights normally has the right to issue shares other than for money, such as in connection with a merger or exchange or under an employee benefit plan approved by the shareholders, without according preemptive rights to its shareholders. However, because of the wording of our articles of incorporation, it isn't clear that the Company has this power. With the elimination of preemptive rights, the Company can respond flexibly and more efficiently to market conditions and use its stock, when appropriate to fund future growth.

         Preemptive rights, as set forth in our articles of incorporation, also would prevent us from adopting a dividend reinvestment plan for our shareholders, as well as stock-based compensation plans to motivate and reward our employees.

         If Proposal Two is adopted, shareholders of the Company will not have a preemptive right to purchase unissued shares or rights to purchase securities of the Company prior to the Company's offer to other persons. This would allow the Company's Board of Directors to authorize the issuance and sale of stock in a variety of transactions to persons who may not be existing shareholders of the Company. Such sales could be issued in any amount authorized by the Board of Directors and could be made to persons who would, thereafter, acquire substantial ownership of the Company. The Company, however, has no present plans to effect any issuances of its stock. The Proposal does not give rise to any stockholder appraisal rights under Virginia law.

Vote Required

         The amendment to our articles of incorporation must be approved by the affirmative vote of more than two-thirds of all voters entitled to be cast by holders of record of our common stock. Abstentions and "broker nonvotes" will have the same effect as a vote against the proposal.

    Our Board of Directors unanimously recommends a vote "FOR" this proposed amendment to our articles of incorporation

                                 PROPOSAL THREE

          AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK AND AUTHORIZE SHARES OF PREFERRED STOCK

         The Board of Directors has approved, and recommends that our stockholders approve an amendment to our articles of incorporation to increase the number of authorized shares of common stock that we would have the authority to issue from 2.5 million to 10 million shares and to authorize 1 million shares of preferred stock. The complete text of Article II, as amended, is as follows:

                                   ARTICLE II
                                  CAPITAL STOCK

         Paragraph A. The aggregate number of shares of stock which the Corporation shall have the authority to issue and the par value per share is as follows:

                                            Number of
         Class                                Shares                  Par Value
         -----                                ------                  ---------

         Common Stock                        10,000,000                  $.50
         Preferred Stock                      1,000,000                  $.50

         Paragraph B. The holders of the Common Stock shall, to the exclusion of the holders of any other class of stock of the Corporation, have the sole and full power to vote for the election of directors and for all other purposes without limitation except only as otherwise provided in any articles of amendment applicable to any series of Preferred Stock, and as otherwise expressly provided by the then existing statutes of Virginia. The holders of the Common Stock shall have one vote for each share of Common Stock held by them. Except as may be set forth in any articles of amendment applicable to shares of Preferred Stock, the holders of the Common Stock shall be entitled to receive the net assets of the Corporation upon dissolution.

         Paragraph C. All elections for directors shall be by plurality vote; all other questions shall be decided by majority vote of the stockholders present, provided a quorum of stockholders is present, and except as otherwise provided by Article VIII of these Articles of Incorporation or the laws of the Commonwealth of Virginia.

         Paragraph D. Authority is expressly vested in the Board of Directors to divide the Preferred Stock into and issue the same in series and, to the fullest extent permitted by law, to fix and determine the preferences, limitations and relative rights of the shares of any series so established, and to provide for the issuance thereof. Prior to the issuance of any share of a series of Preferred Stock, the Board of Directors shall establish such series by adopting a resolution setting forth the designation and number of shares of the series and the preferences, limitations and relative rights thereof, and the Corporation shall file with the Commission articles of amendment as required by law, and the Commission shall have issued a certificate of amendment.

Purposes and Effects of the Increase in Number of Authorized Shares of Common Stock

         Of the 2.5 million shares of common stock currently authorized, as of March 26, 2004, 2,448,000 shares were issued and outstanding. The additional shares of common stock for which authorization is sought would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. Holders of common stock have preemptive rights, but, if Proposal Two is adopted, shareholders no longer will have preemptive rights. We have no plans for the issuance of any shares of common stock at the present time.

         The Board of Directors believes that an increase in the number of shares of authorized common stock as contemplated by the amendment to our articles of incorporation would benefit us and our stockholders by giving us needed flexibility in our corporate planning and in responding to developments in our business, including possible acquisition transactions, stock splits or stock dividends and other general corporate purposes. Having such authorized shares available for issuance in the future would give us greater flexibility and allow shares of common stock to be issued without the expense and delay of a special stockholders' meeting.

         Unless otherwise required by applicable law or regulation, the shares of common stock to be authorized in the amendment to our articles of incorporation will be issuable without further stockholder action and on such terms and for such consideration as may be determined by the Board of Directors.

         The Board of Directors could use the additional shares of common stock to discourage an attempt to change control of us by selling a substantial number of shares of our common stock to persons who have an arrangement with us concerning the voting of such shares or by distributing common stock or rights to receive such stock to the stockholders, even though a change in control might be perceived as desirable by some stockholders. The Board of Directors, however, has no present intention of issuing any shares of common stock or rights to acquire common stock for such purposes, and there are no arrangements with any person for the purchase of shares of common stock in the event of an attempted change of control.

Purposes and Effects of Authorizing Shares of Preferred Stock


         Our Board of Directors has determined that it is advisable to amend our articles of incorporation to authorize us to issue up to 1,000,000 shares of preferred stock, in one or more series with each series having such rights and preferences as our Board may determine when authorizing such series. This type of class of securities is commonly referred to as "blank check" preferred stock.

         If Proposal Three is approved by you, shares of our preferred stock will be available for issuance from time to time for such purposes and consideration as our Board of Directors may approve. No further vote of our shareholders will be required in connection with the authorization of a series of preferred stock or the issuance of shares of such series, unless otherwise required by applicable law.

         We have no present plans to authorize any series of preferred stock or to issue any shares within a series of preferred stock.

         In the event that our Board of Directors does authorize, designate and issue shares of preferred stock, our Board may exercise its discretion in establishing the terms of such preferred stock. In the exercise of such discretion, our Board may determine the voting rights, if any, of the series of serial preferred stock being issued, which could include the right to vote separately or as a single class with our common stock and/or other series of preferred stock; to have more or less voting power per share than that possessed by our common stock or other series of preferred stock, and to vote on certain specified matters presented to our shareholders or on all of such matters or upon the occurrence of any specified event or condition. On our liquidation, dissolution or winding up, the holders of serial preferred stock may be entitled to receive preferential cash distributions fixed by our Board when creating the particular series of preferred stock before the holders of our common stock are entitled to receive anything.

Preferred stock authorized by our Board could be redeemable or convertible into shares of any other class or series of our capital stock.

         Our Board of Directors believes the authorization of preferred stock is necessary to provide us with the flexibility to act in the future with respect to financing programs, acquisitions, stock splits and other corporate purposes (although no such specific activities currently are contemplated) without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of preferred stock may arise. Such a delay might deny us the flexibility that our Board views as important in facilitating the effective use of the securities of our company.

         The authorization of the preferred stock is not being proposed as a means of preventing or dissuading a change in control or takeover of our company. However, use of shares of preferred stock for such a purpose is possible. Shares of authorized preferred stock, as well as shares of our authorized but unissued common stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of our company or could be issued to purchasers who would support our Board of Directors in opposing a takeover proposal. In addition, the existence of authority to issue preferred stock, as well as the issuance of a series of our preferred stock, if approved, may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful.

         The authorization of preferred stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present shareholders. However, to the extent that shares of our preferred stock having voting rights are subsequently issued to persons other than our current shareholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on our current shareholders.

         None of our directors nor executive officers has any financial or other personal interest in the authorization of serial preferred stock pursuant to this proposal.

Vote Required

         The amendment to our articles of incorporation must be approved by the affirmative vote of more than two-thirds of all voters entitled to be cast by holders of record of our common stock. Abstentions and "broker nonvotes" will have the same effect as a vote against the proposal.

         Our Board of Directors recommends a vote "FOR" this proposed amendment to our articles of incorporation.


                                  PROPOSAL FOUR

                         RATIFICATION OF THE APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004. Prior to 2002, Ernst & Young LLP served as the Company's independent public accountant. On November 13, 2002, Ernst & Young LLP resigned as the Company's independent public accountant because the Company and Ernst & Young LLP were unable to reach a mutually acceptable economic arrangement. The Company's Board of Directors approved the change in accountants.

         At no time in the previous two years did Ernst & Young LLP's report on the Company's financial statements contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. Furthermore, during the Company's two most recent fiscal years ended December 31, 2001 and during the subsequent period preceding November 13, 2002, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its report.

         Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.




                PROPOSALS FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2005 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 126 South Main Street, Blackstone, Virginia 23824, no later than December 13, 2004, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The Company presently anticipates holding the 2005 annual meeting of shareholders on May 18, 2005.

         The Company's Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the President of the Company not less than 120 days before the first anniversary of the date this meeting notice and proxy statement was first given to shareholders. Based upon an anticipated date of April 13, 2004 for the mailing of this notice and proxy statement, the Company must receive any notice of nomination or other business no later than December 13, 2004. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.

                                  OTHER MATTERS

         THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO DOUGLAS R. TAYLOR, CHIEF ADMINISTRATIVE OFFICER, WHOSE ADDRESS IS 126 SOUTH MAIN STREET, BLACKSTONE, VIRGINIA 23824. NEITHER ANNUAL REPORT IS PART OF THE PROXY SOLICITATION MATERIALS.

                                   APPENDIX A


                       CITIZENS BANCORP OF VIRGINIA, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS



                                   I. PURPOSE
                                   ----------

     The primary purpose of the Audit Committee of the Board of Directors is to provide independent and objective oversight of the accounting functions and internal controls of the Company, its subsidiaries and affiliates (as applicable), and to ensure the objectivity of their financial statements. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants and the senior internal audit officer, if any. The Committee shall also review and advise the Board with respect to the Company's risk management policies, and tax policies.

                                  II. FUNCTIONS
                                  -------------

     The Audit Committee shall perform the following functions:

     1. Independent Accountants. Recommend to the Board the firm to be employed by the Bank as its independent accountants, which firm shall be ultimately accountable to the Board and the Committee as representatives of shareholders.

     2. Plan of Audit. Consult with the independent accountants regarding the plan of audit. The Committee hall also review with the independent accountants their report on the audit and review with management the independent accountants' suggested changes or improvements in the Bank's accounting practices or controls.

     3. Accounting Principles and Disclosure. Review significant developments in accounting rules. The Committee shall review with management recommended changes in the Bank's methods of accounting or financial statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements.

     4. Internal Accounting Controls. Consult with the independent accountants regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent accountants regarding internal controls shall be conducted out of management's presence. In connection with this function, the Committee may require the Bank's counsel to circulate a questionnaire to evaluate the Bank's compliance with banking, financial disclosure and accounting laws.

     5. Financial Disclosure Documents. Review with management and the independent accountants the Bank's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission, or sent to stockholders and following the satisfactory completion of each year-end review recommend to the Board the inclusion of the audited financial statements in the Bank's filing on Form 10-K (or Form 10-KSB). The review shall include any significant problems and material disputes between management and the independent accountants (out of management's presence) of the quality of the Bank's accounting principles as applied in its financial reporting, the clarity of the Bank's financial disclosures and degree of aggressiveness or conservatism of the Bank's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure.

     6. Internal Control System. Review with management and internal auditors the Bank's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. The review shall include any significant problems and regulatory concerns. The Committee also shall review internal audit plans in significant compliance areas.

     7. Oversight of Independent Accountant. Evaluate the independent accountants on an annual basis and where appropriate recommend a replacement for the independent accounts. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and the Company. The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accounts and in response to the independent accountant's report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountant's independence.

     8. Adequacy of Personnel. Review periodically the adequacy of the Bank's accounting, financial, and auditing personnel resources.

     9. Tax Policies. Review periodically the Bank's tax policies and any pending audits or assessments.

     10. Charter Amendments. Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.

     The Committee's function is one of oversight and review, and it is not expected to audit the Bank, to define the scope of the audit, to control the Bank's accounting practices, or to define the standards to be used in preparation of the Bank's financial statements.

                        III. COMPOSITION AND INDEPENDENCE
                        ---------------------------------

     The Committee shall consist of not less than three independent members, who shall be appointed by the Board of Directors. Members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee and at least one member of the committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual's financial sophistication. No member of the Committee shall be employed or otherwise affiliated with the Bank's independent accountants.

     In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the committee Chairman, and in the case where the Committee chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter posing the potential or actual conflict of interest is resolved.

                             IV. QUORUM AND MEETINGS
                             -----------------------

     A quorum of the committee shall be declared when a majority of the appointed members of the Committee are in attendance, except for receiving the quarterly review report of the independent accountants relating to the interim financial statements included in the Bank's Form 10-Q (or Form 10-QSB). This report may be received on behalf of the Committee by the Committee Chair and reported to the full Committee at its next scheduled meeting. The Committee shall meet on a quarterly basis. Meetings shall be scheduled at the directions of the Chairman. Except in emergency situations, notice of the meetings shall be provided at least ten days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

                                   V. REPORTS
                                   ----------

     The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.


                               VI. OTHER AUTHORITY
                               -------------------

     The Committee is authorized to confer with Bank management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

     The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

                       CITIZENS BANCORP OF VIRGINIA, INC.
                              126 South Main Street
                           Blackstone, Virginia 23824

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of Citizens Bancorp of Virginia, Inc. (the "Company") hereby acknowledges receipt of the Notice of the 2004 Annual Meeting and Proxy Statement attached thereto, and hereby appoints Mark C. Riley and Douglas R. Taylor, and each of them (with full power to act without the other and with full power of substitution), as the true and lawful attorneys and proxies of the undersigned to vote all of the shares of record in the name of the undersigned, with all of the powers which the undersigned would possess if personally present at the 2004 Annual Meeting, or any adjournment thereof.

         The proxies are hereby further authorized to vote as specified below upon the following items (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ITEMS):

     1.  Election of Directors.

         Nominees:     Irving J. Arnold          William D. Coleburn       Joseph M. H. Irby
                       Roy C. Jenkins, Jr.       Joseph F. Morrissette     E. Walter Newman, Jr.
                       Mark C. Riley             Jo Anne Scott Webb        Samuel H. West
                       Jerome A. Wilson, III

         [   ]  Vote FOR all nominees listed above     [   ]  Vote WITHHELD from all
                (except as indicated to the contrary          nominees listed above
                 below)

         Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.


     2. To amend the articles of incorporation to terminate shareholders' preemptive rights.

         [   ]  FOR              [   ]  AGAINST            [   ]  ABSTAIN

     3. To amend the articles of incorporation to increase the number of authorized shares of common stock to 10,000,000, and to authorize 1,000,000 shares of preferred stock.

         [   ]  FOR              [   ]  AGAINST            [   ]  ABSTAIN

     4. The ratification of the selection of Yount, Hyde & Barbour, P.C. as independent public accountants for the Company for the fiscal year 2004.

         [   ]  FOR              [   ]  AGAINST            [   ]  ABSTAIN


     5. The transaction of such additional business as properly may come before the shareholders at the 2004 Annual Meeting, or any adjournment thereof.

               THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTIONS ARE GIVEN BY THE UNDERSIGNED, OR IF DIRECTORS ARE UNCLEAR, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS 1, 2, 3, 4 AND 5 IN

               ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE COMPANY.

                  The undersigned hereby revokes all proxies given prior to this date for the 2004 Annual Meeting of Shareholders of the Company.

                                                  Date:_________________________

                                           Signature:___________________________

         Please date, sign and return promptly. Only one of several joint owners need sign. Fiduciaries must state title. If signing for a corporation or partnership, or as fiduciary, indicate the capacity in which you are signing and state the name of the business or beneficiary.

          SIGNING THIS PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU DESIRE. SEE THE PROXY STATEMENT FOR FURTHER INFORMATION.